                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                                NINTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
               BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
               (FORMERLY KNOWN AS BEVERLY CALIFORNIA CORPORATION)
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                                      AND
                          THE NIPPON CREDIT BANK, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                           DATED AS OF APRIL 22, 1996


        THIS NINTH AMENDMENT dated as of April 22, 1996 (this "AMENDMENT"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY HEALTH AND REHABILITATION SERVICES, INC. (formerly known as Beverly California Corporation), a California corporation ("BORROWER"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "GUARANTORS"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as hereinafter defined) pursuant to subsection 10.8 thereof, are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), and THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("NIPPON"), as agent for the Lenders (in such capacity, the "AGENT"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders, as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994, as further amended by that certain Second Amendment to Credit Agreement dated as of May 19, 1994, as further amended by that certain Third Amendment to Credit Agreement dated as of November 1, 1994, as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 9, 1994, as further amended by that certain Fifth Amendment to Credit Agreement dated as of December 30, 1994, as further amended by that certain Sixth Amendment to Credit Agreement dated as of July 25, 1995, as further amended by that certain Seventh Amendment to Credit Agreement dated as of September 29, 1995, and as further amended by that certain Eighth Amendment to Credit Agreement dated as of February 14, 1996 (as so amended, the "CREDIT AGREEMENT"), as set forth herein.

                                    RECITALS

        WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

        WHEREAS, Lenders and Agent have agreed to approve such amendments;

        WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

   1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

   2. Amendment to Credit Agreement. Subject to conditions set forth in paragraph 4 hereof, the Credit Agreement is hereby amended as follows:

        (a) The definition of "Adjusted Eurodollar Rate" appearing Section 1.1 is hereby amended to read in its entirety as follows:

            "Adjusted Eurodollar Rate" means for each Interest Period (i) the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%), as determined by the Agent, of the respective rates per annum quoted by Barclays Bank PLC, Bankers Trust Company, The Bank of Tokyo and National Westminster Bank PLC (or any successors of any of the foregoing) on the "LIBO" page of the Reuters Monitor Money Rate Service (or any successor publication) on the second Business Day prior to the commencement of such Interest Period (or, if such rates do not appear, the rate at which Dollar deposits are offered to NCB in the London interbank eurodollar currency market on the second Business Day prior to the commencement of such Interest Period) at or about 11:00 A.M. (London time) for delivery on the first day of such Interest Period, divided by (ii) a number equal to 1.00 minus the maximum rate or rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of such System (such rate to be rounded upward, if necessary, to the next higher 1/16 of 1%).

   3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to the Agent and the Lenders that:

        (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

        (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

        (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

        (d) The execution, delivery and performance of this Amendment, and the Credit Agreement as amended by this Amendment, by each Loan Party which is a party thereto are within the corporate power and authority of each such Loan Party and, as of the Ninth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment as of the Ninth Amendment Effective Date, are duly executed and delivered by each of such Loan Parties which is a party thereto and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Ninth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of each applicable Loan Party, enforceable against each applicable Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        (e) The execution and delivery by each applicable Loan Party of this Amendment, and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party, or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

        (f) The execution and delivery by each applicable Loan Party of this Amendment, and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

   4. Conditions to Effectiveness. Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Ninth Amendment Effective Date"):

        (a) On or before the Ninth Amendment Effective Date, Borrower shall deliver to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Ninth Amendment Effective Date, duly executed and delivered by the parties thereto:

            (i) Signature and incumbency certificates of each of BEI, Borrower and each Subsidiary Guarantor of its respective officers executing this Amendment certified by such party's respective secretary or assistant secretary; and

            (ii)  Executed counterparts of this Amendment.

        (b) On or before the Ninth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

        (c) On or before the Ninth Amendment Effective Date, the Borrower shall have caused payment to the Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment.

   5. Acknowledgment and Agreement of Guarantors. Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

        Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

        Each Guarantor acknowledges and agrees that in addition to all the other waivers agreed to and made by Guarantor as set forth in the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound, and pursuant to the provisions of California Civil Code Section 2856, "Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise."

        Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

   6. Effectiveness; Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 2) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

   7. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

   8. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

   9. Applicable Law. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.